UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 16, 2006

PGMI, INC.

(Exact name of registrant as specified in its charter)

Utah	000-32195	87-0319410
(State of other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5912 Bolsa Avenue, Suite 108, Huntington Beach, California 92649

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (714) 895-7772

HAPS USA, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐                     Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.                                                                                          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 16, 2006 the Registrant’s Board of Directors adopted Amended and Restated Bylaws. In addition to reflecting the Registrant’s new name, the Amended and Restated Bylaws reflected changes to the following two provisions:

Section 3.02 was amended to provide that the number of directors shall be not less than 3 nor more than 7, with the current authorized number of directors fixed at 4. Prior to the amendment, the range had been not less than 3 nor more than 5, with the number fixed at 3.

Section 9.02 was amended to provide that the Registrant’s fiscal year end shall be established by the Board of Directors. Previously, Section 9.02 had provided that the fiscal year end was December 31.

The Amended and Restated Bylaws do not reflect any other substantive changes.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGMI, INC.

Date: March 20, 2006
	By:	/s/ Eiichi Kanemoto
Eiichi Kanemoto
Secretary

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